SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

-------------------------------------------------------------------------------

                  STATE STREET RESEARCH MONEY MARKET TRUST
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

         5) Total fee paid:

         ----------------------------------------------------------------------



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ----------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

         3) Filing Party:

         ----------------------------------------------------------------------

         4) Date Filed:

                     STATE STREET RESEARCH MONEY MARKET FUND

                                   a series of
                    State Street Research Money Market Trust
                              One Financial Center
                           Boston, Massachusetts 02111

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                      To Be Held On _________________, 1997


       A Special Meeting of Shareholders (the "Meeting") of State Street Research Money Market Fund (the "Fund"), a series of State Street Research Money Market Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on __________________, 1997 for the following purposes:

       1. To elect Trustees of the Trust.

       2. To amend the Fund's fundamental policy on illiquid securities to eliminate the limitation on restricted securities and to change the classification of the policy from fundamental to nonfundamental.

       3. To amend the Fund's fundamental policy regarding industry concentration.

       4. To amend the Fund's fundamental policies regarding diversification of investments.

       5. To amend the Fund's fundamental policy relating to securities lending.

       6. To eliminate the Fund's fundamental policy regarding investments in securities of companies with less than three (3) years' continuous operations.

       7. To amend the Master Trust Agreement to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder approval.

       8. To amend the Master Trust Agreement to eliminate specified time permitted between the record date and any shareholders' meeting.

       9. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

       The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

       The close of business on _______________, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

       IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN __________________, 1997. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to cut-off dates for receipt of such instructions established by such intermediaries to facilitate a timely response.

       YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                            By Order of the Trustees
                                            FRANCIS J. McNAMARA, III
                                            Secretary


__________________, 1997
Date of Notice

                              QUESTIONS AND ANSWERS

Q: Why is this material being sent to shareholders and what are they supposed to do with it?

A: This material is being sent to shareholders of the Fund to ask them to vote on certain proposals, including the election of Trustees and certain changes which would give the Fund more flexibility in making investments and the Trustees more flexibility to make decisions for the shareholders. You should read the material, and you may telephone your vote in by calling 1-800-XXX-XXX or by marking your vote on the enclosed Proxy Form and sending it back. Call 1-800-562-0032 for help with your questions. No abrupt changes in current investment practices are planned. The investment policy proposals provide flexibility that might be useful in the future. By asking for your approval now, future delays and expenses can be avoided. The Trustees recommend that you vote FOR all the proposals.

Q:    What is Proposal 1 relating to the election of Trustees?

A: Those current Trustees who have not been previously elected by shareholders, plus two new nominees, are being presented for election. Background information on all of the Trustees is included in the material.

Q: Under Proposal 2, what is the change in investments in restricted securities?

A: The proposal would eliminate the current limitation on investments in restricted securities that was based on state law. A new federal law passed in October, 1996 now makes state law limitations on investments in restricted securities no longer applicable to the Fund. In addition, in today's money market fund industry, the limitation inhibits the Fund's investment flexibility.

Q: Under Proposal 2, what is a fundamental policy and why is the Fund changing the part on illiquid securities to nonfundamental?

A: Fundamental policies are ones which can only be changed by shareholder vote. The proposal is to change the policy to nonfundamental so that the Fund can react quickly to investment ideas or regulatory changes in the future and avoid coming back to the shareholders in the event of a conflict with an old fundamental policy.

Q.    Under Proposal 3, what is the change on industry concentration?

A: Under current policy, the Fund may not make an investment which would cause it to have more than 25% of its assets invested in companies in any one industry. The proposed change would recognize that the way an industry is defined can vary over time and acknowledges that the Fund may want to redefine industries as businesses evolve. In addition, under the proposed policy, the Fund would concentrate its investments in the financial services industry, which is a major investment area for money market funds.

Q:    What is Proposal 4 on diversification of investments?

A: Under current policy, the Fund is limited as to how much it can invest in one company. The change would give the Fund some leeway to invest relatively more in individual companies.

Q:    What is Proposal 5 on securities lending?

A: Opportunities can arise for the Fund to lend some of the securities it owns to other institutions in exchange for a fee. The borrower returns the securities later, and gives the Fund collateral in the meantime. The proposed change would make clear that securities lending is permitted.

Q: Under Proposal 6, why does the Fund want to eliminate the fundamental policy regarding investments in companies with less than 3 years' continuous operations (commonly known as "unseasoned companies")?

A: A new federal law passed in October, 1996 now makes the limitation imposed by some states on investments in unseasoned companies no longer applicable to the Fund. In today's money market fund industry, the limitation could keep the Fund from investing in important new investments like asset-backed securities.

Q: What is Proposal 7 to permit the Trustees to reorganize, merge or liquidate a fund without shareholder approval?

A: Circumstances can arise with the Fund where it makes sense to merge it with a similar fund or liquidate it and send the proceeds to shareholders. This can happen where a fund is small or performance is not competitive; and the cost of a proxy solicitation to all shareholders to get their approval would be disadvantageous. The possibility that this could happen is unlikely with this Fund, but the standby authority for the Trustees to take action would be in the best interest of shareholders in the long-run.

Q: What is Proposal 8 on eliminating the specified time between record date and meeting date for shareholders meetings?

A: The record date is the cutoff date to determine which shareholders should have a vote for any upcoming shareholder meeting. For example, you were a shareholder as of the record date for this shareholders meeting, so you received this proxy material. However, the maximum 60 days for the period between the record date and the meeting date as currently specified is too little time to move proxy materials through brokers and pension plan recordkeepers, etc. and receive votes back in time for the meeting. The change would allow a reasonable period between the two dates.

      Important additional information about the proposals is set forth in the accompanying Proxy Statement. Please read it carefully.

                     STATE STREET RESEARCH MONEY MARKET FUND

                                   a series of
                    State Street Research Money Market Trust
                              One Financial Center
                           Boston, Massachusetts 02111


                                 PROXY STATEMENT

      All of the classes of shares (Class B, Class C, Class D and Class E) of the Fund are entitled to vote on all of the proposals and will vote together on the proposals.

      This Proxy Statement is furnished to the shareholders of State Street Research Money Market Fund, a series of State Street Research Money Market Trust, in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees to be used at a Special Meeting of Shareholders (the "Meeting") of the Trust, to be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M., on ____________, 1997, and at any adjournments thereof.

      Shareholders of record of the Trust at the close of business on __________________, 1997 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders on or about ____________________, 1997. The Trust is presently comprised of one portfolio series: State Street Research Money Market Fund.

      The chart below reflects the total number of shares issued and outstanding of the Fund as of the record date. Each share is entitled to one vote with a proportionate vote for each fractional share.

Class B           Class C          Class D           Class E           Total
-------           -------          -------           -------           -----


-------           -------          -------           -------           -----

       If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions on the Proxy. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

       A majority of the shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy.

       For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power), may in the discretion of the Trust be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes could assist the Trust in obtaining a quorum. When counted as present, abstentions and broker non-votes have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of proposals 2 through 8 to be acted upon at the Meeting, but will have no effect on the determination of plurality votes in connection with proposal 1 regarding the election of Trustees. When abstentions and broker non-votes are not counted as present, the percentage voting in favor of a proposal will be arithmetically higher than if such abstentions and broker non-votes were counted.

       In addition to solicitation of Proxies by mail, officers of the Trust and officers and employees of State Street Research & Management Company (the "Investment Manager"), affiliates of the Investment Manager, or other representatives of the Trust, may also solicit Proxies by telephone or in person. The Trust also intends to use Proxy Advantage, a service provided by a wholly-owned subsidiary of First Data Investment Services Group, Inc. ("FDISG"), a proxy solicitation firm, to assist with the mailing and tabulation effort and any special, personal solicitation of Proxies. The costs of retaining FDISG to perform such services are estimated to be $______________, which will be borne by the Fund, in addition to out-of-pocket expenditures for postage, printing and related items. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

       Shareholders of the Fund may be asked by FDISG representatives to cast their votes by authorizing the execution of a proxy by telephone. Shareholders will either be contacted by a FDISG representative using information derived from a shareholder list provided by the Fund or shareholders may be sent a written communication or left a telephone message asking the shareholder to telephone FDISG at a designated toll-free number. In all such cases, the representative of FDISG will ask for the shareholder's full name and address, the last four digits of the shareholder's social security number or employer identification number, the person's title (in the case of a corporate shareholder) and confirmation that the person is authorized to direct the voting of the shares. The shareholder will be asked to confirm that the Proxy Statement and Proxy form have been received. If answered in he affirmative, the FDISG representative will advise the shareholder that the shareholder may authorize the execution of a proxy over the telephone and ask the shareholder if the shareholder desires to authorize the execution of a proxy at that time. Telephone conversations will be recorded. If the shareholder chooses to proceed, the FDISG representative will then ask the shareholder if the shareholder wishes to support the recommendations of the Trustees as stated in the Proxy Statement. If the shareholder does not choose to support the recommendations of the Trustees, the FDISG representative will ask the shareholder if the shareholder would like to consider each proposal individually. If answered in the affirmative, the FDISG representative will read the proposals to the shareholder and ask for such shareholder's voting instruction on each proposal.

       Although the FDISG representative will assist with any questions, the answers to which are contained in the Proxy Statement, the FDISG representative will not make recommendations on how to vote on any proposal. Finally, the FDISG representative will explain that FDISG will execute a written proxy as the shareholder's agent in accordance with the shareholder's instructions and will forward the proxy to the Fund. Within 72 hours after each telephone call, FDISG will send to each shareholder who used the telephone proxy voting method a written confirmation of the shareholder's instructions. The shareholder will be asked to contact FDISG immediately if the shareholder's instructions have not been properly recorded.

       If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the Proxy form included with this Proxy Statement or attend the Meeting in person. Any shareholder who has given a Proxy, by telephone or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone vote, or a written notice of revocation or a later-dated Proxy to the Trust at the above address or by attending the Meeting and voting his or her shares in person. The Trust believes that the procedures for authorizing the execution of a proxy by telephone set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

       Upon request by a shareholder of the Fund to State Street Research Shareholder Services, One Financial Center, Boston, Massachusetts 02111 at 1-800-562-0032, the annual report and most recent semiannual report succeeding the annual report, if any, for the Fund will be furnished without charge to the requesting shareholder.

       The Fund's distributor (the "Distributor") is State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

       The shareholders of the Fund are being asked to elect the persons named below to serve as Trustees of the Trust. All shares represented by valid proxies will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Trustees if elected. If for any reason any of the nominees should not be available for election as contemplated, the proxies hereby solicited may, unless otherwise limited, be voted to elect such substitute nominees, if any, as may be designated by the Board of Trustees, subject to the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Some of the nominees currently serve as Trustees and are being presented for shareholder election for the first time. The other current Trustees were previously elected by the shareholders of the Trust and are not being voted upon at this Meeting. This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees. Background information on all of the Trustees has been provided.

                                                                                        Shares of Fund
                                                                                        Deemed
                                                                                        Beneficially
                                                                                        Owned on
                                                                                        _____, 1997
                                                                                        Number of Shares /
Nominee Standing                      Position                Year First                % of Class
for Election by                       with                    Became                    ------------------
Shareholders                          Trust                   Trustee                   Class             Class
------------                          -----                   -------                   -----             -----


Steve A. Garban                       None                       (1)
Malcolm T. Hopkins                    None                       (1)
Thomas L. Phillips                    Trustee                    1992
Toby Rosenblatt                       Trustee                    1993
*Ralph F. Verni                       Trustee,                   1992
                                      Chairman
                                      of the Board,
                                      Chief Executive
                                      Officer and
                                      President

Previously Elected by
Shareholders and Not
Standing for Election
---------------------

Edward M. Lamont                      Trustee                    1987
Robert A. Lawrence                    Trustee                    1986
Dean O. Morton                        Trustee                    1986
Michael S. Scott Morton               Trustee                    1987
Jeptha H. Wade                        Trustee                    1986

Trustees and Principal Officers as a Group

* Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with the Fund's investment manager.

(1) Mr. Garban and Mr. Hopkins are being nominated for the first time to serve as Trustees of the Trust.

      Information on all the nominees and current Trustees, in alphabetical order, is set forth below.

      Steve A. Garban is retired and was formerly Senior Vice President, Finance and Operations and Treasurer, The Pennsylvania State University. He is ___. Mr. Garban's other principal business affiliations include Director of Metropolitan Series Fund, Inc. Mr. Garban is also a Trustee or Director of ten other investment companies for which the Investment Manager serves as investment adviser.

      Malcolm T. Hopkins is engaged primarily in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer, St. Regis Corp. (forest and paper products). He is ___. Mr. Hopkins's other principal business affiliations include Director of Metropolitan Series Fund, Inc., The Columbia Gas System, Inc., MAPCO, Inc., EMCOR GROUP, INC., U.S. Home Corporation and Phar-Mor, Inc. Mr. Hopkins is also a Trustee or Director of ten other investment companies for which the Investment Manager serves as investment adviser.

      Edward M. Lamont is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York. Mr. Lamont has served as a Trustee of the Trust since 1987. He is ___. Mr. Lamont's other principal business affiliations include Director of Sun Life Insurance and Annuity Company of New York. Mr. Lamont is also a Trustee or Director of ten other investment companies for which the Investment Manager serves as investment adviser.

      Robert A. Lawrence's principal occupation is Associate of Saltonstall & Co., a private investment firm. During the past five years he has also served as Partner of that firm. Mr. Lawrence has served as a Trustee of the Trust since 1986. He is ___. Mr. Lawrence's other principal business affiliations include Director of Metropolitan Series Fund, Inc., New York Times Company and Fifty Associates (a real estate investment trust). Mr. Lawrence is also a Trustee or Director of ten other investment companies for which the Investment Manager serves as investment adviser.

      Dean O. Morton is retired and was formerly Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company. Mr. Morton has served as a Trustee of the Trust since 1986. He is ___. Mr. Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc., Alza Corp. (a therapeutic systems developer), Raychem Corp. (a materials science company), The Clorox Company (a consumer products company), Tencor Instruments (a scientific instruments company) and Centigram Communications Corporation (a communication equipment company). Mr. Morton is also a Trustee or Director of ten other investment companies for which the Investment Manager serves as investment adviser.

      Thomas L. Phillips is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director. Mr. Phillips has served as a Trustee of the Trust since 1992. He is ___. Mr. Phillips's other principal business affiliations include Director of John Hancock Mutual Life Insurance Company, Knight-Ridder, Inc. and Digital Equipment Corporation. Mr. Phillips is also a Trustee of nine other investment companies for which the Investment Manager serves as investment adviser.

      Toby Rosenblatt's principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd. Mr. Rosenblatt has served as a Trustee of the Trust since 1993. He is ___. Mr. Rosenblatt's other principal business affiliations include Director of Biosource Technologies, Inc., Advanced Polymer Systems, Inc. and Pherin Corporation (proprietary compounds for human health). Mr. Rosenblatt is also a Trustee or Director of ten other investment companies for which the Investment Manager serves as investment adviser.

      Michael S. Scott Morton's principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology. Dr. Scott Morton has served as a Trustee of the Trust since 1987. He is ___. Dr. Scott Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc. and Sequent Computer Systems, Inc. (a computer manufacturer). Dr. Scott Morton is also a Trustee or Director of ten other investment companies for which the Investment Manager serves as investment adviser.

      Ralph F. Verni's principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of the Investment Manager. Mr. Verni has served as a Trustee of the Trust since 1992. He is ___. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and, until February 1996, prior positions as President and Chief Executive Officer; Chairman of the Board, President, Chief Executive Officer and Director of GFM International Investors Limited; Director of CML Group, Inc. (consumer specialty company); member of the Advisory Board of Commonwealth Capital Ventures, L.P.; Director of SSR Realty Advisors, Inc.; and President, Chief Executive Officer and Director of SSRM Holdings, Inc. Mr. Verni is also a Trustee or Director of ten other investment companies for which the Investment Manager serves as investment adviser.

      Jeptha H. Wade is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987. Mr. Wade has served as a Trustee of the Trust since 1986. He is ___. Mr. Wade's other principal business affiliations include Director of Cleveland-Cliffs, Inc. (a natural resource company). Mr. Wade is also a Trustee of nine other investment companies for which the Investment Manager serves as investment adviser.

       A candidate elected as a Trustee will serve as such until any successor is elected and qualified. A Trustee serves until he retires, resigns or is removed as provided in the Second Amended and Restated Master Trust Agreement, as amended (the "Master Trust Agreement"). The Trust is not required to hold regularly scheduled annual meetings for the election of Trustees. (See "No Annual Meetings of Shareholders" below.)

       The following persons are principal officers, but not Trustees, of the
Trust:

      Dyann H. Cowling has served as Vice President of the Trust since August, 1997. She is ___. Her principal occupation is portfolio manager and fixed income trader for the Investment Manager. Her principal occupation during the past five years has been fixed income trader for the Investment Manager.

      John H. Kallis has served as Vice President of the Trust since 1994. He is ___. His principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a portfolio manager for the Investment Manager.

      Gerard P. Maus has served as Treasurer of the Trust since 1993. He is ___. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of the Investment Manager. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.; Treasurer and Chief Financial Officer of SSRM Holdings, Inc.; Executive Vice President, Chief Financial Officer and Chief Administrative Officer of GFM International Investors Limited; and Director of SSR Realty Advisors, Inc.

      Francis J. McNamara, III has served as Secretary and General Counsel of the Trust since 1995. He is ___. His principal occupation is Executive Vice President, General Counsel and Secretary of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as Senior Vice President and General Counsel of The Boston Company Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.; Secretary and General Counsel of SSRM Holdings, Inc.; and Executive Vice President, General Counsel and Director of GFM International Investors Limited.

      JoAnne C. Mulligan has served as Vice President of the Trust since 1994. She is ___. Her principal occupation is Senior Vice President of the Investment Manager. During the past five years, she has also served as Vice President of the Investment Manager.

      Thomas A. Shively has served as Vice President of the Trust since 1991. He is ___. His principal occupation is Executive Vice President and Director of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

      These officers are deemed to be "interested persons" of the Fund under the 1940 Act inasmuch as they are affiliated with the Investment Manager as noted.


Board Meetings and Committees

      During the fiscal year ended March 31, 1997, the Board of Trustees held a total of four meetings.

      The Audit Committee of the Board of Trustees held two meetings during the fiscal year ended March 31, 1997. The present members of the Audit Committee are Messrs. Morton, Scott Morton and Wade. The duties of this Committee include meeting with representatives of the Trust's independent public accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, this Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

      The Nominating Committee of the Board of Trustees met twice in 1995 and once thus far in 1997. The present members of the Nominating Committee are Messrs. Morton, Phillips, Scott Morton and Wade. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings and similar matters. The Nominating Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary, State Street Research Money Market Trust, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

Remuneration of Principal Officers and Trustees

      The executive officers of the Trust and those of its Trustees who are officers of the Investment Manager receive no direct remuneration from the Trust. Such executive officers and Trustees receive remuneration from the Investment Manager. Trustees who are not officers of the Investment Manager are compensated for attendance at each meeting of the Board of Trustees and committees of the Board and reimbursed for reasonable expenses incurred in connection therewith, and are paid an annual retainer.

The current Trustees have been compensated as follows:

                                                                                               Total
                                                                                               Compensation
                                                                                               from Trust
                                                                                               and Complex
                                                 Aggregate Compensation                        Paid to
Name of Current Trustee                              from Trust (1)                            Trustees (2)
-----------------------                          ----------------------                        ------------
Edward M. Lamont                                        $4,000                                 $ 59,375
Robert A. Lawrence                                      $4,000                                 $ 92,125
Dean O. Morton                                          $4,300                                 $ 96,125
Thomas L. Phillips                                      $4,100                                 $ 59,375
Toby Rosenblatt                                         $4,000                                 $ 59,375
Michael S. Scott Morton                                 $4,500                                 $100,325
*Ralph F. Verni                                         $    0                                 $      0
Jeptha H. Wade                                          $4,300                                 $ 63,375

* Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with the Fund's investment manager.

(1)    For the Fund's fiscal year ended March 31, 1997.

(2) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser, or for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.


Required Vote

       A plurality of the votes properly cast in person or by proxy at the Meeting, provided a quorum is represented, is required for the election of a Trustee.


                                   PROPOSAL 2

                    TO AMEND THE FUND'S FUNDAMENTAL POLICY ON
               ILLIQUID SECURITIES TO ELIMINATE THE LIMITATION ON
             RESTRICTED SECURITIES AND TO CHANGE THE CLASSIFICATION
                OF THE POLICY FROM FUNDAMENTAL TO NONFUNDAMENTAL

       The Fund is currently subject to the investment policy set forth below which, among others, the Fund originally designated as a "fundamental" policy, i.e. a policy only changeable by shareholder vote. The Trustees of the Trust after careful consideration and analysis have concluded that it is not in the best interest of the Fund to continue this designation for this investment policy. A fundamental policy which may only be altered by shareholder vote by its nature inhibits the ability of a fund's management to respond quickly to changing market conditions or revised regulations or policies affecting the industry. The Trustees recognize that certain policies should be changeable only by the investors themselves. On the other hand, the Trustees believe that other policies do not fit within this category in today's rapidly changing investment environment. The Trustees believe that the investment policy regarding investments in illiquid securities should be characterized as nonfundamental for the reasons given below and recommend that the shareholders approve the elimination of the fundamental characteristics of such policy.

       It is the current fundamental policy of the Fund:

       "not to invest in excess of 10% of its total assets in illiquid securities, including securities restricted as to resale (limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable."

       The proposal is to change the character of this policy from fundamental to nonfundamental and to amend the policy to read as follows:

       "not to purchase any security or enter into a repurchase agreement if as a result more than 10% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days."

       The Trustees have concluded that it is in the best interest of the Fund to change the character of the policy on illiquid securities from fundamental to nonfundamental. Illiquid securities are generally regarded as securities which may not be sold or disposed of within seven days in the ordinary course of business at approximately the price at which a fund has valued them. Open-end investment companies such as the Fund must stand ready to redeem their shares on a continuous basis. Thus, they are limited in the amount of illiquid securities they may hold because illiquid securities may not be easily sold to raise cash necessary to meet redemptions under certain circumstances and because illiquid securities can present valuation problems. As a money market fund, the Fund may not invest more than 10% of its net assets in illiquid securities under current SEC policy. The Trustees believe that the change to a nonfundamental policy will provide the Fund with additional flexibility to address market, regulatory or other developments regarding illiquid securities as they occur in the future.

       The Fund intends to implement and monitor the operation of the new policy and to change it, as appropriate, subject to market, regulatory or other developments. Assuming the proposal is approved, such change could then be accomplished without the delay and expense of soliciting shareholder approval. For example, if the current policy had been nonfundamental, the Fund could have avoided the cost and burden of a shareholder solicitation to eliminate the limitation on restricted securities that was based on state "blue sky" law provisions that have been preempted by recent federal legislation as described below. In the event regulatory policies requiring limits on investments in illiquid securities also change in the future, the Fund could revise the nonfundamental policy as appropriate without shareholder approval.

       The effect of the proposal would also be to eliminate the current 5% limitation on the Fund's investment in restricted securities. Restricted securities are securities that cannot be offered to the public for sale without registration under the Securities Act of 1933, as amended (the "1933

Act"). Certain state "blue sky" laws contain limitations on investments by mutual funds in restricted securities. However, as a result of the recent enactment of the National Securities Markets Improvement Act of 1996 ("NSMIA"), state law restrictions on permissible investments no longer apply to the Fund. Although the Securities and Exchange Commission (the "SEC") takes the position that restricted securities should generally be presumed to be illiquid, the SEC does not impose a specific percentage limitation on a fund's investment in restricted securities. The SEC has permitted an open-end investment company's board of trustees to determine that certain types of restricted securities are liquid. In 1990, the SEC adopted Rule 144A under the 1933 Act, which has resulted in a form of restricted security which can be traded among qualified institutional buyers without registration under the 1933 Act ("Rule 144A securities"). In the release adopting Rule 144A, the SEC stated that the board of trustees of a fund has the authority to make the determination that a Rule 144A security is liquid, despite its restricted nature. More recently, the SEC staff has taken the position that the board of trustees of a fund may determine that certain commercial paper issued in reliance on Section 4(2) of the 1933 Act ("Section 4(2) paper") is liquid. Section 4(2) paper is commercial paper issued in reliance on Section 4(2) of the 1933 Act, which exempts from registration "transactions not involving a public offering."

       The Trustees of the Trust have concluded that it is in the best interest of the Fund to eliminate the limitation on restricted securities. The Trustees believe that eliminating the restricted securities provision from the current policy will provide the Fund with increased flexibility to invest in restricted securities such as Rule 144A securities and Section 4(2) paper. Although the Fund has the authority to invest in restricted securities without limitation under the proposed nonfundamental policy, the Fund does not intend to make an investment in restricted securities, including Rule 144A securities and Section 4(2) paper, if as a result more than 50% of its total assets are invested in such securities.

       Rule 144A securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods, the following factors will be considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades. Under current SEC staff policy, in order for the Trustees to make a determination that a particular issue of Section 4(2) paper is liquid, the following conditions must be satisfied: (i) the Section 4(2) paper is not traded "flat" (i.e. without accrued interest) or in default as to principal or interest; (ii) the Section 4(2) paper is rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO (or if the security is unrated, the Trustees must determine that the security is of equivalent quality) and (iii) the Trustees must consider the trading market for the specific security, taking into account all relevant factors.

       The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is adopted by the shareholders of the Fund, it will take effect as soon as practicable. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.

                                   PROPOSAL 3

                     TO AMEND THE FUND'S FUNDAMENTAL POLICY
                        REGARDING INDUSTRY CONCENTRATION

       The fundamental policy of the Fund regarding industry concentration currently reads as follows:

         "not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or obligations of domestic banks (including certificates of deposit, bankers' acceptances, time deposits or bank repurchase agreements) shall be excluded provided that for this purpose
         (i) U.S. branches and agencies of foreign banks will be considered "domestic banks" if it can be demonstrated that they are subject to the same regulation as U.S. banks and (ii) foreign branches of U.S. banks will be considered "domestic banks" if the U.S. parent is unconditionally liable in the event the foreign branch fails to pay on the instrument for any reason)."

       For the reasons set forth below, the Trustees propose to amend the policy for the Fund to read as follows. The policy of the Fund would be:

         "not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers principally engaged in any one industry, as based on industry classifications as may be described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time, except that the Fund will invest more than 25% of its total assets in the financial services industry and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or obligations of banks as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time."

       Because the current policy contains specific examples of how a few industries would be defined, it could be misconstrued as inferring that no other kinds of distinctions would be made for other industries. The Fund in fact has always reserved the right to define industries as appropriate over time on the basis of evolutionary changes in businesses. For example, the burgeoning growth of asset-backed securities has resulted in new industry classifications for these securities based on the nature of the underlying assets, such as equipment and automobile financing obligations, automobile leases, and credit card receivables. Finance companies may be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. The change in the policy would make clear that the Fund will define and redefine industries over time as business directions dictate.

       The proposal would also revise the fundamental policy to provide that more than 25% of the Fund's assets will be invested in the financial services industry. With the increased significance of companies in the financial services industry that issue quality short-term debt, and the central role of such debt in the money market industry and for money market mutual funds, the Trustees believe that the Fund should be able to invest more than 25% of its total assets in the financial services industry. Companies in the financial services industry provide financial services to consumers and industry. Examples of companies in the financial services industry include captive finance companies of industrial companies, commercial and consumer finance companies, commercial banks, brokerage companies, insurance companies, real estate and leasing companies, and companies that span across these segments. Financial services companies may be subject to extensive governmental regulation which could limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector.

       The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders of the Fund, the text of the Fund's present investment policies will remain in effect.


                                   PROPOSAL 4

                    TO AMEND THE FUND'S FUNDAMENTAL POLICIES
                    REGARDING DIVERSIFICATION OF INVESTMENTS

       The fundamental policies of the Fund regarding diversification of investments currently read as follows:

         "(1) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in any one issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

           (2) not to invest in a security if the transaction would result in the Fund's owning more than 10% of any class of voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities."

       In order to provide greater flexibility in managing the investments of the Fund, as more fully described below, the proposal is to change the above policies to read as follows:

         It would be the policy of the Fund:

         "not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund."

       Under the current policies, the Fund may not invest more than 5% of its total assets in any one issuer ("5% issuer test"). In addition, the Fund may not invest in an issuer if the investment would result in the Fund owning more than 10% of any class of securities of an issuer ("10% securities test"). U.S. Government securities are not counted. The significant difference between the current policies and proposed policy is that under the proposed policy, the 5% issuer test and the 10% securities test would only apply to 75% of the Fund's assets, thereby giving the Fund the investment flexibility to exceed the 5% issuer test and the 10% securities test as to the remaining 25% of the Fund's assets.

       Under current regulations applicable to taxable money market funds, the Fund is not permitted to invest more than 5% of its total assets in any one issuer, although the Fund is able to invest up to 25% of its assets in the "first tier" securities of a single issuer for up to three business days. Adoption of the proposal would allow the Fund to take advantage of this exception to the 5% diversification requirement, which would help the Fund manage large inflows and outflows of cash. The proposal would also provide added flexibility to make investments that would result in the Fund owning more than 10% of a class of voting securities of an issuer. This added flexibility could be useful under the right circumstances in the future should market, regulatory or other development warrant. It would enable the Fund to take advantage of potential investment opportunities where, for example, the particular issuer appears to be very attractive because of its investment potential, its high creditworthiness, or any other compelling financial reasons.

       The Fund intends to implement and monitor the operation of the new policy subject to market, regulatory or other developments.

       The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders of the Fund, the Fund's present investment policies will remain in effect.



                                   PROPOSAL 5

                TO AMEND THE FUND'S FUNDAMENTAL POLICY ON LENDING
                          TO PERMIT SECURITIES LENDING

         It is the Fund's current fundamental policy:

         "not to make loans except that the Fund may purchase bonds, debentures, notes and similar debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase agreements collateralized by obligations of the U.S. Government and its agencies and instrumentalities."

       Securities lending, when practiced as described below, could be an attractive investment alternative for the Fund from time to time. The Fund believes that the current policy permits securities lending. However, to clarify this policy and resolve any ambiguity as to whether, under the above language, securities lending is permitted, the Trustees propose that the policy be revised to read as follows. It will be the policy of the Fund:

         "not to lend money directly to natural persons; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests directly from the issuer thereof or in the open market and may enter into repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities or other high quality securities."

       In a securities lending arrangement, the Fund would lend securities to an institution which wants to borrow the securities to, for example, have securities in readily deliverable form to settle a sale where the borrower's own securities are for some reason unavailable or to cover a short sale. As compensation for lending securities, the Fund would retain all (or a portion) of interest received on the investment of cash collateral received or receive a fee from the borrower.

       If the proposed revised policy is adopted by the shareholders, the Fund would be able to lend portfolio securities up to a maximum in value of 33-1/3% of its total assets. While any such loan is outstanding, it will be continuously secured by collateral in the form of cash or cash equivalents (e.g., U.S. Government obligations) equal at all times to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in quality short-term unaffiliated mutual funds, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, among similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time. The transactions are generally structured so that the Fund will retain most rights of ownership of the loaned securities including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans would be made only to borrowers which are deemed by the Investment Manager to be of good financial standing. The Fund has no intention of making loans of portfolio securities to individuals.

       The Trustees believe that the proposed revised policy is in the best interests of the Fund. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.


                                   PROPOSAL 6

                             TO ELIMINATE THE FUND'S
                     FUNDAMENTAL INVESTMENT POLICY REGARDING
                   INVESTMENTS IN SECURITIES OF COMPANIES WITH
                 LESS THAN THREE (3) YEARS' CONTINUOUS OPERATION

       It is the Fund's current fundamental policy, with certain exceptions, not to invest in securities of companies which, including predecessors, have a record of less than three (3) years' continuous operation (typically referred to as "unseasoned issuers") if so doing would cause more than five percent (5%) of the Fund's total assets to be invested in the securities of such companies. Specifically, the current policy of the Fund is:

         "not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in securities of issuers (including predecessors) with less than three years' continuous operations, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities."

       The current policy is based on restrictions on investments in unseasoned issuers contained in certain state "blue sky" laws. The 1940 Act does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the Fund. The Trustees of the Trust have therefore concluded that it is in the best interest of the Fund to eliminate the policy on unseasoned issuers. In addition, the Trustees believe that elimination of the policy will increase the flexibility of the Investment Manager by permitting investments by the Fund in unseasoned issuers that otherwise meet the investment objective and policies of the Fund. Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because these issuers have only a brief operating history and may have more limited markets and financial resources. However, the Trustees believe that the increasing prevalence of unseasoned issuers, such as issuers of asset-backed securities, the investment opportunities offered by such issuers, and the fact that any such investments will be made in accordance with the investment objective and policies of the Fund, warrants the elimination of the current policy. Examples of available, high quality asset-backed securities include securities issued by trusts which hold commercial and consumer loans, and equipment leases.

       The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is adopted by the shareholders of the Fund, it will take effect immediately. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.

                                   PROPOSAL 7

                     TO AMEND THE MASTER TRUST AGREEMENT TO
                   PERMIT THE TRUSTEES TO REORGANIZE, MERGE OR
               LIQUIDATE A FUND WITHOUT PRIOR SHAREHOLDER APPROVAL

       The Trust is organized as a Massachusetts business trust. One of the advantages of operating a mutual fund as a business trust, rather than as a corporation, is the substantial operational flexibility available to the trustees. The trustees of a business trust are permitted to take a variety of actions, without prior shareholder approval, that are beyond common practice for directors of a typical corporation. As a result, the trustees of a business trust are able to react quickly on behalf of shareholders to changes in competitive and regulatory conditions, without incurring the costs of a shareholder meeting.

       The particular actions that may be taken by the Trustees of the Trust without a shareholder meeting are determined by the terms of the Master Trust Agreement. Currently, the Master Trust Agreement provides that shareholder approval is required to reorganize, merge or liquidate the Fund except in certain very limited circumstances. Shareholder approval for these actions is not required, however, by the 1940 Act or by the laws of Massachusetts applicable to business trusts.

       The Board of Trustees believes that, in most circumstances, it is not in the best interests of shareholders to require a meeting of shareholders to reorganize, merge or liquidate the Fund. For example, the Fund may have insufficient assets to invest effectively or high expense levels because of operational needs. In such a case, the Trustees may determine that it would be in the best interests of shareholders of the Fund to merge the Fund with another mutual fund that has similar investment objectives or policies, which could have the effect of reducing the per share expenses of each fund or otherwise benefit shareholders. The process of obtaining shareholder approval for such a transaction, however, may make it difficult to complete the transaction and, in general, will substantially increase the costs of the transaction for shareholders. The Trustees believe that it would be in the best interests of shareholders to permit consummation of such a transaction without incurring the expenses associated with holding a meeting of shareholders.

       The Trustees would exercise the authority in a reasonable manner. Any action by the Trustees would be subject to compliance with any laws that may be applicable. While, as noted, the 1940 Act does not require shareholder approval for these actions, the Fund would comply with any other indirect requirements of the 1940 Act that would become applicable. If circumstances warranted, the Trustees could determine to elicit viewpoints from shareholders prior to any action or conduct a formal proxy solicitation even though not required. In all cases, shareholders would receive notice prior to completion of any transaction. The Trustees do not have any present plans to use the new authority.

       Approval of this proposal requires the affirmative vote of a majority of the shares of the Trust entitled to vote on the proposal. If this proposal is approved, the last sentence of Article IV, Section 4.2(d) of the Master Trust Agreement would be amended as follows (material to be added is underlined, material to be deleted is in brackets):

       "The liquidation of any particular Sub-Trust or class thereof may be authorized at any time by vote of a majority of the Trustees then in office without the approval of shareholders of such Sub-Trust [subject to the approval
-----------------------------------------------------
of a majority of the outstanding voting Shares of that Sub-Trust or class, as defined in the 1940 Act]."

       In addition, Article VII, Section 7.2 of the Master Trust Agreement would be deleted and replaced in its entirety with the following:

       "Section 7.2 Reorganization. The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, sub-trust, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized, with the Trust or Sub-Trust to be the survivor or non-survivor of such consolidation or merger or (2) transfer a substantial portion of its assets to one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, sub-trusts, partnerships, limited liability companies, associations or corporations transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Sub-Trusts, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any Sub-Trust."

       The Board of Trustees unanimously recommends that shareholders vote FOR approval of this proposal.


                                   PROPOSAL 8

                     TO AMEND THE MASTER TRUST AGREEMENT TO
                 ELIMINATE SPECIFIED TIME PERMITTED BETWEEN THE
                    RECORD DATE AND ANY SHAREHOLDERS MEETING

       The Master Trust Agreement currently provides that the Trustees may fix a date not more than 60 days prior to the date of any meeting of shareholders as the date of record for the determination of shareholders entitled to vote at such meeting. As a result, proxy statements, which are required to be delivered to record date shareholders, may not be mailed to shareholders more than 60 days prior to a meeting. The Board of Trustees believes that it would be in the best interest of the Fund to be able to distribute proxy statements and begin to solicit votes more than 60 days prior to a shareholders meeting.

       Increasingly, shares of mutual funds are held of record by brokerage firms, financial institutions or retirement plan trustees ("financial intermediaries"), with the financial intermediary identifying in its own records the beneficial owner of the shares. Proxy solicitations are distributed first to the financial intermediary which in turn may forward proxy materials to the beneficial owners of shares. The process of distributing proxy materials has become increasingly time consuming and the period of time available to beneficial owners to return proxies has correspondingly decreased. Although the funds have been able to achieve quorums, the need has grown in the industry to use interim reminder mailings and special solicitation efforts, such as telephone calls to large record holders, in order to obtain requisite quorums.

       The Trustees believe that adopting an earlier record date and commencing a shareholder solicitation further in advance of a meeting would in many cases help avoid this result by providing shareholders with additional time in which to consider shareholder proposals. The proposed amendment would grant the Trustees discretion to fix a record date as of a reasonable date prior to any meeting of shareholders, compared with the current provision in the Master Trust Agreement which does not allow for a record date to be fixed more than 60 days prior to a meeting.

       Approval of proposal 8 requires the affirmative vote of a majority of the shares of the Trust entitled to vote on the proposal. If proposal 8 is approved,
Article V, Section 5.3 of the Master Trust Agreement would be deleted and replaced in its entirety with the following:

       "Section 5.3 Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a reasonable date and time prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action."

       The Board of Trustees unanimously recommends that shareholders vote FOR approval of this proposal.


              VOTES REQUIRED FOR APPROVAL OF PROPOSALS 2 THROUGH 8

       Approval of each of proposals 2 through 6 requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting shares means the vote of the lesser of (a) 67% or more of the voting shares present at the meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than

50% of the outstanding voting shares.

       Approval of proposals 7 and 8 requires the affirmative vote of a majority of the shares entitled to vote on the proposals; that is, more than 50% of the outstanding shares (whether or not present or represented by proxy).


                    OTHER MATTERS TO COME BEFORE THE MEETING

       The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.


                       NO ANNUAL MEETINGS OF SHAREHOLDERS

       There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees in their discretion. In accordance with the 1940 Act, or under the Master Trust Agreement, as amended, any Trustee may be removed (i) by a written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by a vote of shareholders holding not less than two-thirds of the shares of the Trust then outstanding, cast in person or by proxy at a meeting called for the purpose. Shareholders holding 10% or more of the shares of the Trust then outstanding can require that the Trustees call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding Trust shares, inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or inform them of the cost involved if the Trust forwards material to shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

       Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

       WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

____________, 1997
Date of Proxy Statement

                     STATE STREET RESEARCH MONEY MARKET FUND

                                   a series of

                    State Street Research Money Market Trust

                                      PROXY

           Special Meeting of Shareholders - ___________________, 1997


       The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of State Street Research Money Market Fund, a portfolio series of State Street Research Money Market Trust, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4 p.m. on ______________________, 1997, or at any adjournments thereof, on the following items as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

       If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

       The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement dated _________________, 1997. PLEASE INDICATE ANY CHANGE OF ADDRESS ON THE REVERSE SIDE. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------
                                SEE REVERSE SIDE
--------------------------------------------------------------------------------

                                -----
1.  Election of Trustees.      (     ) FOR all nominees listed
                                -----  below (except as noted in space
                                       provided)

                                -----  WITHHOLD authority to
                               (     ) vote for all nominees
                                -----  listed

To withhold authority to vote for any individual nominee, write that nominee's name in the following space _____________________

_____________________________________________________________________________.

    Nominees:      Steve A. Garban, Malcolm T. Hopkins,
                   Thomas L. Phillips, Toby Rosenblatt,
                   Ralph F. Verni


2. To amend the Fund's fundamental policy on illiquid securities to eliminate the limitation on restricted securities and to change the classification of the policy from fundamental to nonfundamental.

     -----                      -----                     -----
    (     )  For               (     ) Against           (     )  Abstain
     -----                      -----                     -----

3.  To amend the Fund's fundamental policy regarding industry concentration.

     -----                      -----                     -----
    (     )  For               (     ) Against           (     )  Abstain
     -----                      -----                     -----

4. To amend the Fund's fundamental policies regarding diversification of investments.

     -----                      -----                     -----
    (     )  For               (     ) Against           (     )  Abstain
     -----                      -----                     -----


5. To amend the Fund's fundamental policy on lending to permit securities lending.

     -----                      -----                     -----
    (     )  For               (     ) Against           (     )  Abstain
     -----                      -----                     -----


6. To eliminate the Fund's fundamental policy regarding investments in securities of companies with less than three (3) years' continuous operations.

     -----                      -----                     -----
    (     )  For               (     ) Against           (     )  Abstain
     -----                      -----                     -----

7. To amend the Master Trust Agreement to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder approval.

     -----                      -----                     -----
    (     )  For               (     ) Against           (     )  Abstain
     -----                      -----                     -----

8. To amend the Master Trust Agreement to eliminate specified time permitted between the record date and any shareholders meeting.

     -----                      -----                     -----
    (     )  For               (     ) Against           (     )  Abstain
     -----                      -----                     -----



                      MARK HERE                        MARK HERE
                      FOR ADDRESS      --------        IF YOU PLAN      -------
                      CHANGE AND      (        )       TO ATTEND       (       )
                      NOTE AT LEFT     --------        MEETING          -------



                                     IT IS IMPORTANT THAT THIS PROXY BE
                                     SIGNED AND RETURNED IN THE ENCLOSED
                                     ENVELOPE.

NOTE:  Please date and sign exactly as name or
       names appear hereon and return in the                Signature: _________________________           Date: _____________
       enclosed envelope which requires no                  Signature: _________________________           Date:______________
       postage.  When signing as attorney, executor,
       trustee, guardian or officer of a corporation,
       please give title as such.

w:\prosp\ftprxcrd,doc

                              REQUEST TO RECONSIDER
                       PRIOR [ABSTENTION] ["AGAINST" VOTE]


                                               (date)

To Shareholders of the
State Street Research Money Market Fund

       Recently we solicited your proxy vote on a number of important proposals. Because you returned a proxy form which indicated that you [abstained from voting on] [voted "against"] one or more proposals that are still open, we are contacting you again to ask that you reconsider your [abstention] [vote "against"] and vote in favor of the proposals. The Fund is very close to the requisite vote to approve the proposals and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

       The open proposals are proposal(s) [proposal number(s)]. [If the open proposal(s) is 2-6: Approval of the proposal(s) would give the Fund more flexibility in making investments.] [If the open proposal is 7 or 8: Approval of the proposal(s) would give the Trustees more flexibility to make decisions for shareholders.] The proposals are described in more detail in the Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Proxy Statement.

       Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

       You may receive a telephone call urging you to return your Supplemental Proxy form or vote by telephone. If you have any questions, please contact State Street Research Shareholder Services toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Eastern Standard Time.

       Thank you.

                                           State Street Research
                                           Shareholder Services


________________________________

Note:

     In come cases, persons with the same tax identification number and mailing address may have received proxy solicitation materials for different accounts in one package.

                     State Street Research Money Market Fund
                                   a series of
                    State Street Research Money Market Trust
                               SUPPLEMENTAL PROXY
                         Special Meeting of Shareholders


  The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote(s)] [abstention(s)] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated
  ______________________________.

  If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. The Board of Trustees recommends a vote FOR all proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

________________________________________________________________________________

        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

________________________________________________________________________________

                                         FOR          AGAINST         ABSTAIN

[recite proposal(s) from original       -----          -----           -----
proxy card]                            (     )        (     )         (     )
                                        -----          -----           -----


                                        -----          -----           -----
                                       (     )        (     )         (     )
                                        -----          -----           -----


                                        -----          -----           -----
                                       (     )        (     )         (     )
                                        -----          -----           -----




                                       IT IS IMPORTANT THAT THIS PROXY BE SIGNED
                                       AND RETURNED IN THE ENCLOSED ENVELOPE.

                                       DATE: ____________________, 1997.

                                       NOTE: Please date and sign exactly as
                                       name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                                       ________________________________________

                                       ________________________________________

                                       Signature(s) if held jointly
                                       (Title(s), if required)